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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
ADVANCED BUSINESS SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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ADVANCED BUSINESS SCIENCES, INC.
3345 No. 107th Street
Omaha, Nebraska 68134

May 11, 2001

Dear Stockholder:

    It is my pleasure to invite you to Advanced Business Sciences' 2000 Annual Meeting of Stockholders.

    We will hold the meeting on June 15, 2001, at 2:00 p.m. at the Crowne Plaza, 655 North 108th Avenue, Omaha, Nebraska. In addition to the formal items of business, we will review the prior year and answer your questions.

    This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Advanced Business Sciences, Inc.

    Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

    Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

    Your board of directors and management look forward to personally greeting those stockholders able to attend. A copy of the Annual Report for the year ended December 31, 2000, is enclosed for your review and information.

    Your board of directors recommends a vote "FOR" the proposed amendments to the Certificate and a vote "FOR" the election of the directors nominated.

    We wish to thank our stockholders for their participation and support.

                      Sincerely,

                      /s/ Michael May
                      Michael May
                       Chairman

ADVANCED BUSINESS SCIENCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 15, 2001

To the Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Advanced Business Sciences, Inc. (the "Company") will be held at Crowne Plaza, 655 No. 108th Avenue, Omaha, Nebraska on Friday, June 15, 2001, at 2:00 p.m. Central time, for the following purposes:

  •
  Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to change the name of the Company;

  •
  Approve an amendment to the Certificate to eliminate the classification of the board of directors into three different classes;

  •
  Approve an amendment to the Certificate eliminating anti-takeover provisions, including the super-majority voting requirement to amend certain provisions of the Certificate;

  •
  Elect eight (8) directors in the event that the stockholders approve the amendment to the Certificate to eliminate the classified board of directors, to serve a one-year term; or, in the event the stockholders do not approve the amendment to the Certificate to eliminate the classified board of directors, to elect two (2) directors to serve until the 2002 annual meeting of stockholders, three (3) directors to serve until the 2003 annual meeting of stockholders and three (3) directors to serve until the 2004 annual meeting of stockholders;

  •
  Approve our 2001 Omnibus Equity Incentive Plan;

  •
  Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2001; and,

  •
  Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

    A copy of the Annual Report for the year ended December 31, 2000, is enclosed for your information.

    Only stockholders of record as of the close of business on May 14, 2001, will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

    All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                      BY ORDER OF THE BOARD OF DIRECTORS:

                      /s/ Michael May

                      Chairman

Omaha, Nebraska
May 11, 2001

YOUR VOTE IS IMPORTANT
YOU ARE URGED TO SIGN, DATE AND PROMPTLY
RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

ADVANCED BUSINESS SCIENCES, INC.

3345 No. 107th Street
Omaha, Nebraska 68134

ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, JUNE 15, 2001

PROXY STATEMENT

    Our annual meeting of stockholders will be held on Friday, June 15, 2001, at Crowne Plaza, 655 No. 108th Avenue, Omaha, Nebraska 68154, at 2:00 p.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournment or postponement of the meeting.

GENERAL INFORMATION ABOUT THE MEETING

WHAT IS BEING CONSIDERED AT THE MEETING?

    You will be voting to:

  •
  Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to change the name of the Company;

  •
  Approve an amendment to the Certificate to eliminate the classification of the board of directors into three different classes;

  •
  Approve an amendment to the Certificate eliminating anti-takeover provisions, including the super-majority voting requirement to amend certain provisions of the Certificate;

  •
  Elect eight (8) directors in the event that the stockholders approve the amendment to the Certificate to eliminate the classified board of directors, to serve a one-year term; or, in the event the stockholders do not approve the amendment to the Certificate to eliminate the classified board of directors, to elect two (2) directors to serve until the 2002 annual meeting of stockholders, three (3) directors to serve until the 2003 annual meeting of stockholders and three (3) directors to serve until the 2004 annual meeting of stockholders;

  •
  Approve our 2001 Omnibus Equity Incentive Plan;

  •
  Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2001; and,

  •
  Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

    We do not expect to ask you to vote on any other matters at the meeting.

    In addition, our management will report on our performance during calendar year 2000.

WHO IS ENTITLED TO VOTE AT THE MEETING?

    You may vote if you owned stock as of the close of business on May 14, 2001. Each share of stock is entitled to one vote.

HOW DO I VOTE?

    You can vote in two ways:

  •
  By attending the meeting; or

  •
  By completing, signing and returning the enclosed proxy card.

CAN I CHANGE MY MIND AFTER I VOTE?

    Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

    Proxies that are signed and returned but do not include voting instructions will be voted FOR (1) the approval of the proposed amendments to our Certificate of Incorporation and (2) the election of the nominee directors.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

    It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Atlas Stock Transfer Company, (801) 266-7151.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

    If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

    Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote a customer's unvoted shares, which are referred to as "broker non-votes," on certain routine matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but will not be counted for the approval of the amendments to our Certificate of Incorporation because these matters are not considered "routine" under the applicable rules.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

    The matters described in this proxy statement are the only matters we know will be voted at the annual meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

WHO PAYS FOR THIS PROXY SOLICITATION?

    We will pay all costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees may contact you by telephone, by mail, or in person for which they receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. In addition, we have engaged Corporate Investors Communications, Inc to assist in the distribution and solicitation of proxies, for which we have agreed to pay a fee of $4,000 plus reasonable out-of-pocket expenses incurred.

INFORMATION ABOUT ADVANCED BUSINESS SCIENCES, INC. STOCK OWNERSHIP

    The following table shows the number of shares of common stock beneficially owned (as of March 30, 2001) by:

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  Each person who we know beneficially owns more than 5% of the common stock;

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  Each director and executive officer; and,

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  The directors and executive officers as a group.

Beneficial Ownership

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Dennis Anderson 135 Lois Avenue Carroll, Iowa 51401	1,543,700	7.23
Robert Badding 304 Timberline Road Carroll, Iowa 51401	1,023,893	4.79
Mary M. Collison 640 Hidden Valley Carroll, Iowa 51401	607,045	2.84
John Gaukel 3854 No. 208th Street Elkhorn, Nebraska 68022	476,223	2.23
Martin J. Halbur 124 Pleasant Ridge Rd. Carroll,	781,252	3.66
Roger Kanne 1311 Amy Avenue Carroll, Iowa 51401	1,261,223	5.91
Benjamin J. Lamb(3) 11205 Washington Street Omaha, Nebraska 68137	2,025,603	9.49
Ronald Muhlbauer 222 Pleasant Ridge Carroll, Iowa 51401	906,623	4.25
Salzwedel Financial Comm. Inc. 22209 S. W. Bar None Road Tualatin, OR 97062	1,650,000	7.73
All Directors and Executive Officers as a Group (9 persons)	7,714,398	36.13

(1)
"Beneficial Ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Advanced Business Sciences, Inc. common stock not only if you hold it directly, but also if you directly or indirectly (THROUGH A RELATIONSHIP, A POSITION AS A DIRECTOR OR TRUSTEE, OR A

  CONTRACT OR UNDERSTANDING), have or share the power to vote the stock, to invest it, to sell it or you currently have the right to acquire it or the right to acquire it within 60 days of March 30, 2001.

(2)
Shares of Advanced Business Sciences, Inc. common stock issuable upon exercise of stock options currently exercisable, or exercisable within 60 days of March 30, 2001, are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power, if any, with respect to all shares of common stock each beneficially owns.

(3)
Consists of 1,333,333 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 30, 2001.

PROPOSAL NO. 1

Amendment to Certificate of Incorporation Changing the
Name of Company

    The board of directors has unanimously approved and recommends that the stockholders adopt a resolution amending the Certificate to change the name of the Company to "iSecureTrac Corp". At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment is attached to this Proxy as Exhibit A. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

DESCRIPTION OF PROPOSED AMENDMENT

    This proposal will change the name of the Company to "iSecureTrac Corp." This change of name will not change the name of the Company's stock trading symbol; however, the Company may take steps to change the symbol if this amendment is adopted.

REASONS FOR PROPOSAL

    The board of directors believes that a name change to iSecureTrac Corp will more accurately reflect the company's current business strategy and upcoming new products. The name change will give the Company a clearer identity within the current industry it serves and other industries for which the Company plans to launch its tracking products.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting is required to approve this Proposal No. 1. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting. If approved, this Proposal No. 1 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal No. 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE CHANGE OF THE COMPANY'S NAME

PROPOSAL NO. 2

Amendment to Certificate of Incorporation
Eliminating Classified Board of Directors

    The board of directors has unanimously approved and recommends that the stockholders adopt a resolution amending the Certificate to eliminate staggered terms of office for the board of directors (the "Classified Board"). At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment is attached to this Proxy Statement as Exhibit B. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit B.

DESCRIPTION OF PROPOSED AMENDMENT

    This Proposal would amend Article 6 of the Certificate to eliminate the Classified Board. Article 6 currently divides the board of directors into three separate classes of directors as nearly equal in number as possible, each serving a staggered three-year term and until their successors are elected and qualify, with each class being elected at different annual stockholder meetings. Following the effectiveness of the Proposal, the board of directors will not be classified and its members would not serve staggered terms. Instead, all directors would serve a one-year term and until their successors are elected and qualify, and all directors would be elected at every annual stockholder meeting. See "PROPOSAL NO. 4—Election of Directors." In addition, this Proposal also authorizes the board to fix the number of directors and provides for the ability of the stockholders to remove any director from office with or without cause by the affirmative vote of the holders of the majority of the voting power of the then outstanding shares of stock entitled to vote generally in the election of directors. At present, Article 6 of the Certificate provides that the board of directors shall consist of not less than three directors nor more than 15 directors. Article 6 of the Certificate also presently provides that any director may be removed with or without cause by an affirmative vote of at least two-thirds of the total votes eligible to be cast by stockholders, all stockholders voting as a single class, at a duly constituted meeting of stockholders called expressly for that purpose; provided, that if there is at the time one or more Interested Stockholders (see "PROPOSITION NO. 3—Amendment to Certificate Eliminating Anti-Takover Provisions"), a director may be removed only with cause and, in addition to such two-thirds vote, an affirmative vote of at least a majority of issued and outstanding shares held by stockholders other than Interested Stockholders.

REASONS FOR PROPOSAL

    The board of directors believes that the elimination of the Classified Board will allow stockholders to express their views annually and eradicate obstacles to removing directors that are not, in the stockholders' opinion, managing the Company in their best interests. This will promote effective management oversight and management's attention to and representation of stockholders' interests. The board of directors believes that Proposal No. 2 also takes away management's ability to perpetuate itself in control of the Company without the support of the stockholders owning a majority of the Company's stock.

    In addition, the Proposal could discourage a potential purchaser of the Company from influencing the board of directors by offering terms acceptable to it, such as the continuation of the existing management of the Company or a commitment by the purchaser to provide benefits (such as employment contracts) not available to stockholders generally.

    A classified board extends the time required for a change in control of the board and tends to discourage hostile takeovers because, assuming that each class of directors is equal in size, a majority stockholder could not obtain control of the board of directors until the second annual stockholders' meeting after acquiring a majority of the voting stock. Elimination of the Classified Board, therefore, may render the Company more vulnerable to takeover tactics. The board of directors is not presently aware of any proposed or threatened takeover of the Company.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the Meeting is required to approve this Proposal No. 2. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting. If approved, this Proposal No. 2 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware which is expected to follow shortly after the approval of this Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELIMINATION OF THE CLASSIFICATION OF THE BOARD OF DIRECTORS

PROPOSAL NO. 3

Amendment to Certificate of Incorporation
Eliminating Anti-Takeover Provisions

    The board of directors has unanimously approved and recommends that the stockholders adopt a resolution amending the Certificate to eliminate anti-takeover provisions, including a super-majority voting requirement to amend certain provisions of the Certificate. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment is attached to this Proxy Statement as Exhibit C. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit C.

DESCRIPTION OF PROPOSED AMENDMENT

    This Proposal would amend the Certificate to eliminate anti-takeover provisions contained in Articles 9, 10 and 11. In addition to the provisions relating to the Classified Board (see "PROPOSAL NO. 2—Amendment to Certificate of Incorporation Eliminating Classified Board of Directors"), these provisions may have the effect of discouraging future takeover attempts which the Company's stockholders may deem to be in their best interests and of perpetuating the Company's existing management. Among other things, such provisions: (1) require, in certain circumstances, the approval of two-thirds of all shares eligible to vote for certain business combinations involving a stockholder owning 10% or more of the Company's voting securities; (2) prohibit repurchases by the Company from a stockholder owning 5% or more of the Company's voting securities who have held their securities for less than two years, unless approved by a majority of the disinterested stockholders; and (3) require the approval of two-thirds of all shares eligible to vote for any proposed amendment to the Certificate of Incorporation or by-laws that seeks to modify or revoke the provisions discussed above. The following is a summary of these provisions currently contained in the Certificate:

    Approvals of Mergers and Business Combinations.  The Company is currently able to merge or consolidate with other corporations or sell all or substantially all of its assets, with the approval of the holders of more than two-thirds of the outstanding shares of Common Stock, subject to the "fair price" provisions of its Certificate. In general, as a condition for mergers and certain other business combinations of the Company ("Business Combinations") involving, as a party to any such Business Combination, any beneficial holder of more than 10% of such voting power (an "Interested Stockholder"), the fair price provisions require the approval by the holders of two-thirds of the voting power of the outstanding capital stock of the Company entitled to vote generally in the election of directors and the approval by two-thirds of such voting power excluding the voting power held by an Interested Stockholder involved in such Business Combination, unless the transaction is approved by at least a majority of the members of the Board of Directors who are unaffiliated with the Interested Stockholder (the "Continuing Directors") or certain minimum price and procedural requirements are met. The term "Continuing Directors" also includes certain successors to Continuing Directors, if unaffiliated with the Interested Stockholder. The term "Interested Stockholder" also refers to certain assignees of Interested Stockholders and to affiliates of the Company who, within two years prior to the date in question, beneficially held 10% or more of the voting power of the outstanding capital stock of the Company entitled to vote generally in the election of directors.

    Approval of Repurchases.  The Certificate currently prohibits repurchases by the Company from a stockholder owning more than 5% of the Company's voting securities (a "Significant Stockholder") who has owned such securities of the Company for less than two years, unless approved by an affirmative vote of at least a majority of the total votes entitled to vote generally in the election of directors other than the voting power held by the Significant Stockholder.

    Amendment of Certificate of Incorporation.  The Certificate currently provides that, in addition to the general requirements to amend a certificate of incorporation, an affirmative vote of the holders of at least two-thirds of the total votes eligible to be cast is required to amend those provision concerning the matters described above; provided that if one or more Interested Stockholders exists, an additional affirmative vote of at least two-thirds of the votes other than the voting power held by such Interested Stockholders is required.

REASONS FOR PROPOSAL

    None of the current members of the board of directors were associated with the Company when these anti-takeover provisions were adopted. The board of directors believes that these anti-takeover provisions place obstacles on the Company's ability to raise capital through the placement of its common stock with outside investors. The board of directors does not believe that these anti-takeover provisions are necessary to protect stockholders from inadequate or coercive offers. If approved by the stockholders, the Certificate will be amended to delete all of Articles 9, 10 and 11 and to amend Articles 8 and 12 to read as set forth at Exhibit C.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the Meeting is required to approve this Proposal No. 3. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting. If approved, this Proposal No. 3 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE ELIMINATION OF THE ANTI-TAKEOVER PROVISIONS

PROPOSAL NO. 4

Election of Directors

    If the stockholders approve Proposal No. 2, a board of directors, consisting of eight members, will be elected at the Meeting. The directors elected will hold office until their successors are elected and qualify, which should occur at the next annual meeting.

VOTE REQUIRED

    The eight nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock. You do not have the right to cumulate your votes.

NOMINATIONS

    At the Meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election.

    Shareholders also can nominate persons to be directors. Nominations may be made at the Meeting in accordance with the parliamentary rules governing the Meeting.

GENERAL INFORMATION ABOUT THE NOMINEES

    Dennis L. Anderson, age 56, joined the board of directors in October 1997. He is a graduate of Buena Vista University of Iowa and currently serves as secretary-treasurer of The Farner Bocken

Company of Carroll, Iowa, a regional distributor of food, tobacco and related snack products to locations in a multi-state area. Mr. Anderson has been active in the management of this closely held corporation for the past 25 years.

    Robert E. Badding, age 71, joined the board of directors in October 1997. He is founder and Chief Executive Officer of Badding Construction, a regional commercial and residential construction firm. Mr. Badding has been involved in all levels of the construction management of this multi-state firm.

    Mary Collison, age 59, joined the board of directors in July of 2000. She is the President of Carroll Broadcasting Company, which owns and operates a radio station in Carroll, Iowa.

    John Gaukel, age 56, became the Company's President and Chief Executive Officer on May 31, 2000. Mr. Gaukel has been a member of the Board of Directors since November of 1995. John is a graduate of the University of Nebraska at Omaha, with a BS degree in Physics and a minor in Mathematics. Mr. Gaukel is the inventor of patented technology of the Company, which has been assigned to the Company, and he holds three other patents that are unrelated to the Company's business. He continues to devote his time to the ever-evolving changes and enhancements to the Company's product lines.

    Martin J. Halbur, age 49, joined the board of directors in July of 2000. Dr. Halbur has been practicing dentistry in Carroll, Iowa, since 1976. Dr. Halbur performed his undergraduate work at Creighton University in Omaha and graduated from Creighton University Dental School in 1976.

    Roger J. Kanne, age 60, became the Company's Chief Financial Officer and Secretary on May 31, 2000 and served in this capacity until February 1, 2001. He has been a member of the board of directors since October 1997. His business experience stems from his involvement as owner and operator of several business entities including retail and wholesale petroleum jobbers, real estate developments, convenience stores and video stores in an eight state area.

    Michael P. May, age 51, is Chairman of the Board and has been a Board member since January 2001. Mr. May has spent his career in the development and management of technology-driven growth companies, first in software, and most recently in outsourced CRM services. Mr. May served as an executive and Director for SITEL Corporation (NYSE:SWW), a leading provider of outsourced Customer Relationship Management for Fortune 500 and Financial Times 100 corporations around the world, and previously served as a senior executive, and Director of Applied Communications, Inc. (NASDAQ: ACIS), the Company which was the predecessor to Transaction Systems Architects, Inc. (NASDAQ: TSAI), the global leader in providing EFT transaction processing software to financial institutions.

    Ronald W. Muhlbauer, age 59, former Chairman of the Board and has been a member of the Board of Directors since December of 1996. He is a Certified Public Accountant and, for the past 27 years, has been a partner with the accounting firm of Olsen, Muhlbauer & Co., L.L.P., in Carroll, Iowa. Mr. Muhlbauer is a graduate of Creighton University in Omaha, Nebraska, with a BS degree in Business Administration.

CLASSIFICATION OF NOMINEES

    If the stockholders fail to approve Proposal No. 2, an entire board of eight members will be elected; however, the nominees have agreed to serve staggered terms of office as set forth below:

Directors With Terms Expiring At The 2002 Annual Meeting

    Robert Badding and Roger Kanne

Directors With Terms Expiring At The 2003 Annual Meeting

    Dennis Anderson, John Gaukel and Ron Muhlbauer

Directors With Terms Expiring At The 2004 Annual Meeting

    Mary Collison, Martin Halbur and Michael May

COMMITTEES OF THE BOARD

    The Board has formed an Audit Committee and a Compensation Committee effective February 2001.

    The Audit Committee oversees actions taken by our independent public accountants and reviews our internal accounting controls. Mr. Muhlbauer serves as Chair and Mr. Anderson serves as a member of the Audit Committee.

    The Compensation Committee is responsible for determining our compensation policies and administering our compensation plans. The Compensation Committee also reviews the compensation levels of our employees and makes recommendations to the Board regarding changes in compensation. The Compensation Committee's Report on Executive Compensation for 2000 is printed below at pages 16 and 17. Mr. Kanne serves as Chair and Dr. Halbur serves as a member of the Compensation Committee.

MEETINGS OF THE BOARD

    The board of directors had 5 meetings during 1999 and 9 meetings during 2000. Each director attended at least 85% of the total number of the meetings of the board.

HOW DO WE COMPENSATE OUR DIRECTORS?

    The Company's policy is to compensate non-executive Board members for their attendance at Board meetings. In 1999, no compensation was paid to our Board Members for attending meetings. Starting in June of 2000, Board Members received $1,000 for attendance at each Board meeting. The aggregate amount in fees we paid to directors in 2000 was $32,000. The board members may optionally, at the Boards discretion, be paid in cash or the equivalent in stock. The Board has elected to receive in stock the aggregate amount of $32,000 paid in 2000.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" EACH OF THE NOMINEES

PROPOSAL NO. 5

Approval of 2001 Omnibus Equity Incentive Plan

    At the Annual Meeting, you will be asked to vote to approve the Company's 2001 Omnibus Equity Incentive Plan. We recommend that you vote for it.

VOTE REQUIRED FOR APPROVAL

    If a majority of the shares entitled to vote at the meeting are voted for the Company's 2001 Omnibus Equity Incentive Plan, the Plan will be approved.

SUMMARY OF THE PLAN

    A general description of the basic features of the Omnibus Plan is outlined below. This summary is qualified in its entirety by the terms of the Omnibus Plan. A copy of the 2001 Omnibus Equity Incentive Plan can be found in Exhibit D.

    Stock Subject to the Plan.  The Omnibus Plan sets the maximum number of shares that may be subject to grants at any one time as 1,000,000 shares of authorized but unissued shares or treasury shares. The Omnibus Plan provides for an automatic increase each year by the lesser of 200,000 shares or one percent (1.0%) of the outstanding shares on January 1st each year beginning in 2002. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of our company, appropriate adjustments will be made to the number and kind of shares reserved under the Omnibus Plan and under outstanding stock options and to the exercise price of outstanding stock options.

    Eligibility.  Directors, officers, employees, and independent contractors, advisors and consultants providing services to our company, are eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs. Further, only actual employees of our company are eligible for ISOs.

    Administration.  The Omnibus Plan shall be administered by the Board of Directors Compensation Committee, which shall consist of two or more Outside Directors (although Committee functions may be delegated to officers to the extent the Awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the members of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee. Subject to the provisions of the Omnibus Plan, the Committee shall have full authority and discretion to take any and all allowable actions under the Omnibus Plan.

    Committee for Non-Officer Grants.  The Board of Directors may also appoint a secondary committee of the Board of Directors. Such secondary committee may administer the Omnibus Plan with respect to Employees and Consultants who are not considered officers or directors of our company under Section 16 of the Exchange Act, may grant Awards under the Omnibus Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Any reference in the Omnibus Plan to the Committee shall include such secondary committee.

    Option Grants.  ISOs must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date the stock options are granted, except that ISOs granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of our company or any subsidiary may not be granted at less than 110% of the fair market value of the Common Stock on the date of grant. NSOs may be granted at an exercise price equal to no less than 85% of the fair market value of the Common Stock on the date the stock options are granted. The Committee shall determine the exercisability of the Option as required by applicable law, but Options shall not vest in less than 20% per year from the date of grant. Regardless of the exercisability of the Option, the Option shall expire no more than ten years from the date of grant for Options and five years from the date of grant for Options to owners of 10% or more of our company. The Committee in its discretion may accelerate any exercisability of any Option in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding Options.

    Stock Appreciation Rights.  SAR grants will be determined by the Committee and will be at a price specified in a Stock Appreciation Agreement or may vary by a predetermined formula in accordance with the SAR Agreement. The Committee will also determine the exercisability and term of the SAR and may, in its discretion, accelerate any exercisability of any SAR in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding SARs. Stock Units. Stock Unit grants will be determined by the Committee as well as all vesting conditions. The holder of the Stock Units will have no voting or dividend rights. The Committee may determine whether Stock Units be settled in the form of cash or shares of Common Stock at the time of settlement of the Stock Units. The Committee in its discretion may accelerate any exercisability of any Stock Unit in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding Stock Unit awards.

    Restricted Shares.  Restricted Share awards will be determined by the Committee and will be considered compensation valued at price per share determined by the Committee but may not be less than 85% (100% for 10% owners) of the fair market value of the Common Stock at the time of the award. The Committee will also determine the vesting and term of the Restricted Shares but may not vest in less than 20% increments during the first five years. The Committee in its discretion may accelerate any vesting of any Restricted Share in case of death, disability, retirement or termination.

    Manner of Exercise and Purchase.  Options may be exercised by delivery of a Notice of Exercise and Common Stock Purchase Agreement in a form as provided with the optionee's Stock Option Agreement, along with payment in full of the total Option exercise price for the shares to be purchased, subject to alternative methods of payment approved by the Committee in its sole discretion. Stock Units and Restricted Share awards shall be issued in accordance with the Stock Unit Agreement or Restricted Stock Agreement and any vesting requirements therein. SARs may be exercised in accordance with the terms of any underlying SAR Agreement.

    Termination of Options.  Upon the termination of an optionee's employment or other service with our company, the optionee will have three months to exercise options vested as of the date of termination; provided that if the termination is due to the optionee's death, the estate of the optionee will have six months to exercise. If the termination is due to disability of the optionee, which is expected to last for longer than twelve months, then the optionee shall have the right to exercise any vested options for six months after date of termination. The Committee, in its discretion, may extend such termination of option.

    Plan Amendment and Termination.  The Omnibus Plan may be amended from time to time by the Board of Directors without approval by the stockholders of our company unless required by applicable laws, regulations or rules. The Omnibus Plan will automatically expire on May 31, 2006, or on any earlier date by action of the Board of Directors. No grants of Options, Stock Units, SARs or Restricted Shares may be made after the Omnibus Plan is terminated and only those Options, Stock Units, SARs or Restricted Shares which are granted or awarded prior to the termination of the plan will be honored after the termination date of the Omnibus Plan.

    Effect of Stock Issuance.  The issuance of shares of Common Stock under the Omnibus Plan will dilute the voting power of current stockholders of our company. A maximum of 1,000,000 shares will be reserved for issuance at any one time. The Omnibus Plan provides for an automatic increase each year by the lesser of 200,000 shares or one percent (1.0%) of the outstanding shares on January 1st each year beginning in 2001. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of our company, appropriate adjustments will be made to the number and kind of shares reserved under the Omnibus Plan and under outstanding stock options and to the exercise price of outstanding stock options. As of March 30, 2001, our company had 19,062,303 shares issued and outstanding. Our company plans to register under the Securities Act of 1933 the shares issuable upon exercise of Options or SARs granted or Stock Unit awards made under the Omnibus Plan, at the time of issuance, thereby making such shares immediately eligible for resale in the public market without restriction by non-affiliates of our company. However,affiliates of our company may generally only publicly resell shares of common stock, including shares issued in a registered transaction, under Rule 144, which limits the volume of such sales, requires that they be made in certain types of market transactions, requires that our company be current in its reports under the securities laws and requires that a specified notice of sale be filed. Restricted Shares will not be registered under the Securities Act of 1933 until such time as they become "unrestricted" in accordance with any underlying Restricted Share Agreement.

    Formula Grants to Non-Employee Directors.  Options shall be granted to non-employee directors of our company as follows: (1) Options to acquire 10,000 shares of stock shall be granted to each director of the Company upon taking office as a member of the Board of Directors of the Company; (2) Additional options to acquire 5,000 shares of Common Stock shall be granted to each director of our company every one year anniversary of such director's taking such office; (3) The exercise price for these options shall be the fair market value of the Common Stock on the date of grant, unless a higher price is required by applicable securities or tax laws; (4) This formula may be not modified more than once every six months, except as may be necessary or advisable to comport with the requirements of any applicable law or regulation.

    Federal Income Tax Consequences The following description of federal income tax consequences is based on current statutes, regulations and interpretations. There may however be, pending legislative proposals, which would affect the taxation of capital gains. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual optionee who receives an Option or an individual who receives an SAR.

    Initial Grant of Options and Stock Appreciation Rights.  The grant of an option, whether a nonqualified stock option ("NSO") or an incentive stock option ("ISO"), and the grant of a Stock Appreciation Right ("SAR") are not taxable events for the optionee or recipient of an SAR. Accordingly, our company obtains no deduction from the grant of an NSO, ISO or SAR.

    Nonqualified Stock Options.  Upon the exercise of an NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be treated as ordinary income (i.e., compensation) to the optionee. Our company will be entitled to a deduction in the same amount, provided it makes all required withholdings. In general, the optionee's tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price. Our company is not entitled to any compensation expense deduction on the optionee's sale of shares under these circumstances.

    Incentive Stock Options.  There will not be any federal income tax consequences to the optionee who holds an ISO or to our company as a result of the exercise of an ISO under the Omnibus Plan, provided that the optionee is still employed by our company at the time of exercise (or terminated employment no longer than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon the death or disability of an optionee. Notwithstanding the foregoing, an amount equal to the excess of the fair market value of the shares acquired upon exercise of the ISO, determined on the date of exercise, over the amount that the optionee paid for the shares will be includable in the optionee's alternative minimum taxable income for purposes of the alternative minimum tax. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an ISO exercise price. An optionee who holds an ISO must hold the shares acquired upon exercise of the ISO for: (i) two years from the date that the ISO is granted to him or her, and (ii) one year from the date that he or she exercises the ISO. A sale of the shares received upon the exercise of the ISO which meets the foregoing holding requirements will result in long-term capital gains or losses in the amount of the difference between the amount realized on the sale and the exercise price for such shares. Our company is not entitled to any compensation expense deduction under these circumstances. If the optionee does not satisfy both of the foregoing holding requirements (a "disqualifying disposition"), then the optionee will be required to report as ordinary compensation income, in the year the optionee disposes of the shares, the amount which equals the lesser of (i) the excess of the fair market value of the shares on the date of the optionee's exercise of the ISO over the exercise price, or (ii) the excess of the amount realized on the disposition of such shares over the exercise price. In these circumstances, our company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the optionee. This compensation income may be subject to withholding and employment-related taxes, and our company may be required to satisfy applicable withholding requirements in order to receive the deduction. The remainder of the gain or loss recognized on the disposition, if any, will be treated as a long-term or short-term capital gain or loss, depending on the length of time that the optionee held the shares subject to the option. Our company is not entitled to any compensation expense deduction with respect to any of the optionee's capital gain or loss.

    Stock Appreciation Rights.  An SAR will result in ordinary compensation income for the person exercising the SAR equal to the amount of appreciation payable at the time of exercise. Our company is entitled to a deduction that corresponds with that amount included in the ordinary compensation income of the SAR recipient at the time that such SAR recipient exercises his or her SARs. In addition, so long as an SAR recipient exercises his or her SARs with money or employer stock, the exercise will trigger no recognized gain or loss to our company.

    Stock Unit Awards.  A Stock Unit Award (the "Award") will result in ordinary compensation income for the person receiving the Award when the recipient of the Award receives a cash payment in the amount of the Award. The cash payment will generally equal the excess of the fair market value of the stock on the maturity date of the Award over the fair market value of the stock on the Award's grant date. Our company is entitled to a deduction that corresponds with the amount included in the ordinary compensation income of the Award recipient in the same taxable year as such Award recipient receives cash payment.

    Restricted Shares.  An award of Restricted Shares will result in ordinary compensation income for the recipient of such Restricted Shares (the "Recipient") when the Restricted Shares become unrestricted; i.e., the stock—becomes transferable or is no longer subject to a substantial risk of forfeiture. The amount of ordinary compensation income equals the excess of the fair market value of the stock at the vesting date(s) over any amount that the Recipient paid for such Restricted Shares. However, the Recipient may make an "83(b) Election" whereby such Recipient would accelerate his or her taxable event to the year in which the 83(b) Election is made. Accordingly, the Recipient would be taxed on the full value of the shares at the time of the award of Restricted Shares less any amount paid for such Restricted Shares. Our company is entitled to a tax deduction in an amount that corresponds with the amount included in the Recipient's ordinary compensation income during the same tax year; however, for our company to obtain this deduction, our company must properly and timely report the Recipient's income and satisfy the requisite withholding requirements. Depending on the amount of time the Recipient holds the shares, he or she will incur a short-term or long-term capital gain or loss at the time he or she sells such shares. Our company is not entitled to any deduction upon such a sale.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE APPROVAL OF THE OMNIBUS EQUITY
INCENTIVE PLAN.

PROPOSAL NO. 6

Appointment of Independent Accountants

    We recommend that you vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP.

    We have appointed the accounting firm of McGladrey & Pullen, LLP as our independent accountants to examine the Company's financial statements for the year ending December 31, 2001. A resolution to ratify the appointment will be presented at the Annual Meeting. A majority of the votes must be cast in favor to ratify the appointment. If the stockholders do no ratify the appointment, we will reconsider our selection of McGladrey & Pullen, LLP.

    Audit Fees.  The aggregate fees of McGladrey & Pullen, LLP for the audit of the Company's financial statements at and for the year ended December 31, 2000 and reviews of the Company's Quarterly Reports on Form 10-QSB were $60,361, of which an aggregate amount of $55,361 has been billed through December 31, 2000.

    All Other Fees.  The aggregate fees for services other than those disclosed above rendered by McGladrey & Pullen, LLP and its associated entity RSM McGladrey, Inc. to the Company for the year ended December 31, 2000 were $950.

    McGladrey & Pullen, LLP examined the Company's financial statements for 2000. A representative of McGladrey & Pullen, LLP will be at the meeting and available to answer questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT ACCOUNTANTS

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    If you want to include a stockholder proposal in the proxy statement for the 2001 Annual Meeting, it must be delivered to the Company's secretary at the Company's executive offices before            , 2001.

Summary Compensation Table

    The following table shows the compensation paid during the last two years (or for such shorter period that we employed the individual) for the three individuals who served as our chief executive officer during 2000.

Annual Compensation
Name and Principal Position							Long-Term Compensation Awards, Options	All Other Compensation
	Year	Salary		Bonus		Other
Michael P. May(1) Chairman and Director	2000 1999		— —		— —	— —	— —	— —
John J. Gaukel(2) President, CEO and Director	2000 1999	$ $	109,557 88,237	$	— 2,500	— —	— —	— —
James E. Stark(3) Former President, Secretary and Chief Financial Officer	2000 1999	$ $	36,546 28,334		— —	— —	— —	— —
Benjamin J. Lamb(4) Former President, CEO and Director	2000 1999	$ $	10,867 137,500		— —	— —	— 1,333,333	— —

(1)
Michael P. May joined the Company as Chairman effective January 1, 2001.

(2)
John J. Gaukel replaced James E. Stark as President of the Company on May 31, 2000. Mr. Gaukel also serves as the Chief Technical Officer and a member of the Board of Directors.

(3)
James E. Stark resigned from all positions with Advanced Business Sciences, Inc. effective May 24, 2000. He served as President, Secretary and Chief Financial Officer from January 11, 2000 until his resignation date. Mr. Stark has since rejoined the Company as of February 1, 2001. He currently serves as Vice President, Chief Financial Officer, Secretary, and Treasurer.

(4)
Benjamin J. Lamb resigned from all positions with Advanced Business Sciences, Inc. effective January 11, 2000. He served as President, Chief Executive Officer, and Director from February 1, 1999 until his resignation date.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Committee") is composed of two directors who are not also ABS employees. The Committee establishes ABS's overall compensation and employee benefits and the specific compensation of our executive officers. It is the Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

    We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Committee believes that we can best achieve our performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Committee believes that our executive officer compensation policies are consistent with this policy. The Committee determines the levels of compensation granted in any such employment agreements, and the levels of compensation granted to other executive officers from time to time based on factors that the Committee considers appropriate. As indicated below, our overall financial performance is a key factor the Committee considers in setting compensation levels for executive officers.

    The Committee determines annual compensation levels for executive officers, including the Chairman, and compensation levels which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries (wireless communications and information technology) pay, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. The Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries. The Company paid no bonuses to our Named Executive Officers for their performance in 2000.

    The principles that guided the Committee in determining our other executive officers' compensation during the 2000 fiscal year also included the motivation of employees to attain the highest level of performance and the ability to attract, and retain qualified employees.

Members of the Compensation Committee of the Board of Directors:

Roger Kanne, Chairman
Dr. Martin Halbur
Dated: April 3, 2001

AUDIT COMMITTEE REPORT

    On March 20, 2001, ABS's Board of Directors adopted a written charter setting out the functions to be performed by the Audit Committee (the "Committee") of the Board of Directors. The Committee members listed below are all independent for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee is composed of two non-employee directors. As described in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

1).	The Audit Committee monitors the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft financial statements and key accounting and reporting matters;
2).
the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including monitoring their performance and recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

    The Committee reviewed ABS's audited financial statements for fiscal 2000 and met with management to discuss the financial statements. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

Members of the Audit Committee of the Board of Directors:

Ronald Muhlbauer, Chairman
Dennis Anderson
Dated: April 3, 2001

Performance Graph

    The graph below shows the cumulative total returns to Company stockholders during the three years ended December 31, 2000 in comparison to the cumulative returns on The NASDAQ Stock Market Index and the NASDAQ Telecommunications Index. The points on the graph represent the performance between December 29, 1997 and December 21,2000.

COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN*
AMONG ADVANCED BUSINESS SCIENCES, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

* $100 INVESTED on 12/29/97 in Advanced Business Sciences, Inc. common stock or Index—including reinvestment of dividends. Fiscal year ending December 31.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING REQUIREMENT

    Our directors and executive officers must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors and executive officers filed all the required reports during 2000.

OTHER MATTERS

    At the date of mailing of this proxy statement, we are not aware of any business to be presented at the Meeting other than the proposals discussed above. If other proposals are properly brought before the Meeting, any proxies returned to us will be voted as the proxyholders see fit.

    Concurrent with the mailing of this proxy statement, the Company is furnishing you a copy of its annual report for the year ended December 31, 2000 (which includes the Company's Annual Report on Form 10-KSB for such year).

                      By order of the Board of Directors:

                      /s/ James E. Stark
                      James E. Stark
                       Secretary

May 11, 2001

EXHIBIT A
(Deletions to the Certificate are struck; Additions are underlined)

ARTICLE 1. NAME

The name of the Corporation is ~~ADVANCED BUSINESS SCIENCES, INC.~~ iSecureTrac Corp.

EXHIBIT B
(Deletions to the Certificate are struck; Additions are underlined)

ARTICLE 6. DIRECTORS

    The corporation shall be under the direction of a board of directors. The number of directors shall be fixed from time to time by the board of directors. The directors shall be elected at the annual shareholder meeting and shall serve a one-year term until their successors are elected and qualify. Any director may be removed from office with or without cause by the affirmative vote of the holders of the majority of the voting power of the then outstanding shares of stock entitled to vote generally in the election of directors. ~~The board of directors shall consist of not less than three directors nor more than 15 directors. The number of directors within this range shall be as stated in the Corporation's by-laws, as may be amended from time to time. The board of directors shall divide the directors into three classes and, when the number of directors is changed, shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided, that the directors in each class shall be as nearly equal in number as possible; provided, further, that no decrease in the number of directors shall affect the term of any director then in office.~~

    ~~The classification shall be such that the term of one class shall expire each succeeding year. The Corporation's board of directors shall initially be divided into the three classes named Class I, Class II, and Class III, with Class I initially consisting of one director and Class II and Class III each initially consisting of two directors. The terms, classifications, qualifications and election of the board of directors and the filling of vacancies thereon shall be as provided herein and in the by-laws. The names of those persons of each class to serve on the board of directors shall be as follows:~~

~~Class I:~~

~~Term of Office Expires at 1987 annual meeting of stockholders:~~

~~Thomas E. Sawyer~~

~~Class II:~~

~~Term of Office Expires at 1988 annual meeting of stockholders:~~

~~R. Keith Jones~~

~~Keith Oakes~~

~~Class III:~~

~~Term of Office Expires at 1989 annual meeting of stockholders:~~

~~Kent G. Stephens~~

~~Jon D. Stephens~~

    ~~Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose terms shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be elected and qualified.~~

    ~~Any vacancy occurring in the board of directors, including any vacancy created by reason of an increase in the number of directors, shall be filled for the unexpired term by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.~~

    ~~Any director may be removed with or without cause by an affirmative vote of at least two-thirds of the total votes eligible to be cast by stockholders, all stockholders voting together as a single class, at a duly constituted meeting of stockholders called expressly for that purpose; provided, however, that if there are at the time one or more Interested Stockholders (as defined in Article 9 hereof), directors may only be removed with cause and in addition to such two-thirds vote, there must also be an affirmative vote for removal of not less than a majority of the voting power of the issued and outstanding shares entitled to vote thereon held by stockholders other than such Interested Stockholders.~~

EXHIBIT C
(Deletions to the Certificate are struck; Additions are underlined)

ARTICLE 8. BY-LAWS

    The board of directors shall have the power to amend from time to time the by-laws of the Corporation. Such action by the board of directors shall require the affirmative vote of at least a majority of the directors then in office at a duly constituted meeting of the board of directors called for such purpose. The stockholders may amend by-laws made by the board of directors. ~~Such action by the stockholders shall require the affirmative vote of at least two-thirds of the total votes cast at a duly constituted meeting of stockholders called for such purpose; provided, however, that if there are at the time one or more Interested Stockholders (as defined in Article 9 hereof), in addition to such two-thirds vote, there must also be an affirmative vote for such action of not less than a majority of the voting power of the issued and outstanding shares entitled to vote thereon held by stockholders other than such Interested Stockholders.~~

~~ARTICLE 9. CERTAIN BUSINESS COMBINATIONS~~

    ~~The votes of stockholders and directors required to approve any Business Combination shall be as set forth in this Article 9. The term "Business Combination" is used as defined in subsection 1 of this Article 9. All other capitalized terms not otherwise defined in this Article 9 or elsewhere in these Articles of Incorporation are sued as defined in subsection 3 of this Article 9.~~

    ~~Subsection 1.  Vote Required for Certain Business Combinations.~~

    ~~A.  Higher Vote for Certain Business Combinations.  In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in subsection 2 of this Article 9:~~

     ~~(i) any merger, consolidation or share exchange of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after the merger, consolidation or share exchange would be, an Affiliate or Associate (as the terms are hereinafter defined) of any person who or which was an Interested Stockholder prior to the transaction; or~~

     ~~(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition other than in the usual and regular course of business (in one transaction or a series of transactions in any twelve-month period) to any Interested Stockholder or any Affiliate or Associate of such Interested Stockholder, other than the Corporation or any Subsidiary having, measured at the time the transaction or transactions are approved by the board of directors of the Corporation, an aggregate book value as of directors of the Corporation's most recent fiscal quarter of five percent or more of the total Market Value (as hereinafter defined) of the outstanding shares of the Corporation or of its net worth as of the end of its most recent fiscal quarter or;~~

     ~~(iii) the issuance, sale, transfer or other disposition by the Corporation, or any Subsidiary (in one transaction or a series of transactions) of any equity securities of the Corporation or any Subsidiary having an aggregate Market Value of five percent or more of the total Market Value of the outstanding shares of the Corporation to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder, other than the Corporation or any of its Subsidiaries, except pursuant to the exercise of warrants, rights or options to subscribe to or purchase securities offered, issued or granted pro rata to all holders of the Voting Stock (as hereinafter defined) of the Corporation or any other method affording substantially proportionate treatment to the holders of Voting Stock; or~~

     ~~(iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation or any Subsidiary proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of such Interested Stockholder, other than the Corporation or any of its Subsidiaries; or~~

     ~~(v) any reclassification of securities (including any reverse share split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, in one transaction or a series of transactions, of increasing the proportionate amount of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder, other than the corporation or any of its Subsidiaries; or~~

     ~~(vi) any agreement, arrangement or understanding providing for any one or more actions specified in classes (i) through (v) of this Paragraph A of this Subsection (1); shall be approved by affirmative vote of at least (a) the holders of two-thirds of the total number of outstanding shares of Voting Stock and (b) the holders of two-thirds of the voting power of the outstanding shares of Voting Stock, excluding for purposes of calculating the affirmative vote and the total number of outstanding shares of voting Stock under this clause (b), all shares of Voting Stock of which the beneficial owner is the Interested Stockholder involved in the Business Combination or any Affiliate or Associate of such Interest Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law.~~

    ~~B.  Definition of "Business Combination."  The term "Business Combination" as used in this Article 9 shall mean any transaction which is referred to in any one or more of classes (i) through (v) of paragraph A of this subsection 1.~~

    ~~Subsection 2.  When Higher Vote is Not Required.~~

    ~~The provisions of subsection 1 of this Article 9 shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Incorporation, if all the conditions specified in either of the foregoing paragraphs A and B are met:~~

    ~~A.  Approval of Continuing Directors.  The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined).~~

    ~~B.  Price and Procedure Requirements.  All of the following conditions shall have been met:~~

     ~~(i) The aggregate amount of the cash and the Market Value as of the Valuation Date (as hereinafter defined) of the Business Combination of non-cash consideration to be received per share by holders of common stock in such Business Combination shall be at least equal to the highest of the following:~~

        ~~(a)(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of common stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Stockholder, whichever is higher; or~~

        ~~(b)the Market Value per share of common stock of the same class or series on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article 9 as the "Determination Date"), whichever is higher, or~~

        ~~(c)the price per share equal to the Market Value per share of common stock of the same class or series determined pursuant to subdivision (i)(b) hereof, multiplied by the ratio of (1) the highest per share price (including brokerage commissions, transfer taxes and soliciting dealer's fees) paid by the Interested Stockholder for any shares of common stock of the same class or series acquired by it within the two-year period immediately prior to the Announcement Date, over (2) the Market Value per share of common stock of the same class or series on the first day in such two-year period on which the Interested Stockholder acquired shares of common stock.~~

     ~~(iii) The aggregate amount of the cash and the Market Value as of the Valuation Date of non-cash consideration to be received per share by holders of shares of any class or series of outstanding Voting Stock, other than common stock, shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph B(ii) shall be required to be met with respect to every class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):~~

        ~~(a)(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interest Stockholder for any shares of such class or series of Voting Stock acquired by it: (1) within the two-year period immediately prior to the Announcement Date or (2) in the transaction in which it became an Interested Stockholder, whichever is higher; or~~

        ~~(b)(if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or~~

        ~~(c)the Market value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; or~~

        ~~(d)the price per share equal to the Market Value per share of such class or series of stock determined pursuant to subdivision (ii)(c) hereof multiplied by the ratio of (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of any class or series of Voting Stock acquired by it within the two-year period immediately prior to the Announcement Date over (2) the Market Value per share of the same class or series of Voting Stock on the first day in such two-year period on which the Interested Stockholder acquired any shares of the same class or series of Voting Stock.~~

       ~~(iii) The consideration to be received by holders of a particular class or series of outstanding Voting Stock shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class or series of Voting Stock. If the Interested Stockholder has paid for shares of any class or series of Voting Stock with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock previously acquired by it.~~

       ~~(iv) After such interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (a) there shall have been no failure to declare and pay the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding preferred stock of the Corporation; (b) there shall have been (1) no reduction in the annual rate of dividends paid on any class or series of the capital stock of the Corporation (except as necessary to reflect any subdivision of the capital stock), and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse share split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of common stock; and (c) such Interested Stockholder shall have not become the beneficial owner of any additional shares of capital stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder or by virtue of proportionate stock splits or stock dividends.~~

        ~~The provisions of subdivisions (iv) (a) and (iv) (b) of this subsection do not apply if such actions shall have been approved by a majority of the Continuing Directors and if no Interested Stockholder or an Affiliate or Associate of the Interested Stockholder voted as a director of the Corporation in a manner inconsistent with such subdivisions, and the Interested Stockholder, within ten days after any act or failure to act inconsistent with such subdivisions, notifies the board of directors of the Corporation in writing that the Interested Stockholder disapproves thereof and requests in god faith that the board of directors rectify such act or failure to act.~~

       ~~(v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation or any of its Subsidiaries (whether in anticipation of or in connection with such Business Combination or otherwise).~~

       ~~(vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 25 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).~~

    ~~Subsection 3.  Certain Definitions.~~

  ~~For the purpose of this Article 9:~~

    ~~A.A "person" shall mean any individual, firm, corporation or other entity.~~

    ~~B."Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary or any other person who at the date of adoption of these Articles of Incorporation or the date of the Agreement of Merger with Sage Institute International, Inc., was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the Voting Stock outstanding on such date) who or which:~~

       ~~(i) is the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding Voting Stock; or~~

       ~~(ii) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding Voting Stock.~~

    ~~C.A "beneficial owner," when used with respect to any Voting Stock, means a person:~~

       ~~(i) that, individually or with any of its Affiliates or Associates, beneficially owns Voting Stock directly or indirectly; or~~

       ~~(ii) that, individually or with any of its Affiliates or Associates, has (a) the right to acquire Voting Stock (whether such right is exercisable immediately or only after passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants of options, or otherwise; (b) the right to vote or direct the voting of Voting Stock pursuant to any agreement, arrangement or understanding; or (c) of Voting Stock pursuant to any agreement, arrangement or understanding; or~~

       ~~(iii) that, individually or with any of its Affiliates or Associates, has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Voting Stock with any other person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such shares of Voting Stock.~~

    ~~D.For the purpose of determining whether a person is an Interested Stockholder pursuant to paragraph B of this subsection 3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such person through application of paragraph C of this subsection 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.~~

    ~~E."Affiliate" means a person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a specified person.~~

    ~~F."Associate," when used to indicate a relationship with any person, means: (1) any domestic or foreign corporation or organization, other than the Corporation or a subsidiary of the Corporation, of which such person is an officer, director or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities; (2) any trust or other estate in which such person has a substantial beneficial interest or as to which person serves as a trustee or in a similar fiduciary capacity; and (3) any relative or spouse of such person, or any relative of such spouse who has the same home as such person or who is a director or officer of the Corporation or any of its Affiliates.~~

    ~~G."Subsidiary" means any corporation of which Voting Stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the Corporation.~~

    ~~H."Continuing Director" means any member of the board of directors of the Corporation who is unaffiliated with the Interested Stockholder and was a member of the board of directors of the Corporation prior to the time that the Interested Stockholder (including any Affiliate or Associate of such Interested Stockholder) became an Interested Stockholder, and any successor of Continuing Director who is unaffiliated with the Interested Stockholder and recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board of directors of the Corporation.~~

    ~~I."Market Value" means:~~

     ~~(i) in the case of stock, the highest closing sal price during the 30-day period immediately preceding the date in question of a share of such stock on the composite tape for New York Stock Exchange—listed stocks, or, if such stock is not quoted on the composite tape, or the New York Stock Exchange, or, if such stock is not listed on such exchange, the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such share is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc., Automated Quotations System of any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the board of directors of the Corporation in good faith; and~~

     ~~(ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the board of directors of the Corporation in good faith.~~

    ~~J."Valuation Date" means: (A) For a business combination voted on by stockholders, the latter of the day prior to the date of the stockholders vote or the date twenty days prior to the consummation of the Business Combination; and (B) for a Business Combination not voted upon by the stockholders, the date of the consummation of the Business Combination.~~

    ~~K."Voting Stock" means the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.~~

    ~~L.In the event of any Business Combination in which the Corporation is the surviving corporation, the phrase "consideration other than cash to be received" as used in paragraphs B(i) and B(ii) of subsection 2 of this Article 9 shall include the shares of common stock and/or the shares of any other class or series of outstanding Voting Stock retained by the holders of such shares.~~

    ~~Subsection 4.  Powers of the Continuing Directors.~~

    ~~A majority of the Continuing Directors shall have the power and duty to determine for the purpose of this Article 9, on the basis of information known to them after reasonable inquiry, (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, and (D) whether the requirements of paragraph B of subsection 2 have been met with respect to any Business Combination; and the good faith determination of a majority of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article 9.~~

~~ARTICLE 10. ANTI-GREENMAIL~~

    ~~Any direct or indirect purchase or other acquisition by the Corporation of any Voting Stock (as defined in Article 9 hereof) from any Significant Stockholder (as hereinafter defined) who has beneficially owned (as defined in Article 9 hereof) such Voting Stock for less than two years prior to the date of such purchase or other acquisition shall, except as hereinafter expressly provided, require the affirmative vote of the holders of at least a majority of the total number of the then outstanding shares of Voting Stock, excluding in calculating such shares all Voting Stock beneficially owned by such Significant Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with a national securities exchange or otherwise, but no such affirmative vote shall be required with respect to any purchase or other acquisition of Voting Stock made as part of a tender or exchange offer by the Corporation to purchase Voting Stock on the same terms from all holders of the same class of Voting Stock and complying with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.~~

  ~~For the purpose of this Article 10:~~

    ~~A."Significant Stockholder" shall mean any person (other than the corporation or any corporation of which a majority of any class of Voting Stock is owned, directly or indirectly, by the Corporation or any other person who at the date of adoption of these Articles of Incorporation or the date of the Agreement of Merger with Sage Institute International, Inc., was the beneficial owner, directly or indirectly, of 5 percent or more of the voting power of the Voting Stock outstanding on such date) who or which is the beneficial owner, directly or indirectly, of 5 percent or more of the voting power of the outstanding Voting Stock.~~

~~ARTICLE 11. AMENDMENT OF ARTICLES OF INCORPORATION~~

    ~~Except as set forth in this Article 11 or as otherwise specifically required by law, no amendment of any provision of these Articles of Incorporation shall be made unless such amendment has been approved both by the board of directors of the Corporation and by the stockholders of the Corporation by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a duly called annual or special meeting; provided, however, that if such amendment is to be the provisions set forth in this Article 11 or in Article 6, 7, 8, 9 or 10 hereof, such amendment must be approved by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon rather than a majority; provided, further, that if there are one or more interested Stockholders (as defined in Article 9 hereof), the provisions set forth in this Article 11 or in Article 6, 7, 8, 9 or 10 hereof may be repealed or amended only with the affirmative vote both of (a) the holders of at least two-thirds of the total number of outstanding shares of Voting Stock (as defined in Article 9 hereof), and (b) the holders of at least two-thirds of the total number of outstanding shares of Voting Stock, excluding for purposes of calculating both the affirmative vote and the number of outstanding shares of Voting Stock under this clause (b) all the shares of Voting Stock of which the beneficial owner is an Interested Stockholder or an Affiliate or Associate of such Interested Stockholder (as such terms are defined in Article 9 hereof).~~

~~ARTICLE 12.~~ ARTICLE 9 INDEMNIFICATION

    The Corporation shall indemnify any person who was or is a party or is threatened to be made a part to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by law.

EXHIBIT D

ADVANCED BUSINESS SCIENCES, INC.

2001 OMNIBUS EQUITY INCENTIVE PLAN

(AS ADOPTED EFFECTIVE March 20, 2001)

9.2	Payment for Awards.	39
9.3	Vesting Conditions.	39
9.4	Voting and Dividend Rights.	39
ARTICLE 10.	STOCK UNITS.	40
10.1	Stock Unit Agreement.	40
10.2	Payment for Awards.	40
10.3	Vesting Conditions.	40
10.4	Voting and Dividend Rights.	40
10.5	Form and Time of Settlement of Stock Units.	40
10.6	Death of Recipient.	41
10.7	Creditors' Rights.	41
ARTICLE 11.	PROTECTION AGAINST DILUTION.	41
11.1	Adjustments.	41
11.2	Dissolution or Liquidation.	41
11.3	Reorganizations.	41
ARTICLE 12.	DEFERRAL OF AWARDS.	42
12.1	Powers of Committee.	42
12.2	Interest or Other Forms of Investment Return.	42
ARTICLE 13.	AWARDS UNDER OTHER PLANS.	42
ARTICLE 14.	PAYMENT OF DIRECTOR'S FEES IN SECURITIES.	42
14.1	Effective Date.	42
14.2	Elections to Receive NSOs, Restricted Shares or Stock Units.	42
14.3	Number and Terms of NSOs, Restricted Shares or Stock Units.	43
ARTICLE 15.	LIMITATION ON RIGHTS.	43
15.1	Retention Rights.	43
15.2	Stockholders' Rights.	43
15.3	Regulatory Requirements.	43
ARTICLE 16.	WITHHOLDING TAXES.	43
16.1	General.	43
16.2	Share Withholding.	43
ARTICLE 17.	FUTURE OF THE PLAN.	44
17.1	Term of the Plan.	44
17.2	Amendment or Termination.	44
ARTICLE 18.	LIMITATION ON PARACHUTE PAYMENTS.	44
18.1	Scope of Limitation.	44
18.2	Basic Rule.	44
18.3	Reduction of Payments.	44
18.4	Overpayments and Underpayments.	45
18.5	Related Corporations.	45
ARTICLE 19.	DEFINITIONS.	45
19.1	"Affiliate"	45
19.2	"Award"	45
19.3	"Board"	45
19.4	"Change in Control"	46
19.5	"Code"	46
19.6	"Committee"	46

19.7	"Common Share"	46
19.8	"Company"	46
19.9	"Consultant"	47
19.10	"Employee"	47
19.11	"Exchange Act"	47
19.12	"Exercise Price"	47
19.13	"Fair Market Value"	47
19.14	"ISO"	47
19.15	"NSO"	47
19.16	"Option"	47
19.17	"Optionee"	47
19.18	"Outside Director"	47
19.19	"Parent"	48
19.20	"Participant"	48
19.21	"Plan"	48
19.22	"Restricted Share"	48
19.23	"Restricted Stock Agreement"	48
19.24	"SAR"	48
19.25	"SAR Agreement"	48
19.26	"Stock Option Agreement"	48
19.27	"Stock Unit"	48
19.28	"Stock Unit Agreement"	48
19.29	"Subsidiary"	48
ARTICLE 20.	EXECUTION.	49

ADVANCED BUSINESS SCIENCES, INC.

2001 OMNIBUS EQUITY INCENTIVE PLAN

  1.
  INTRODUCTION.

    The Plan was adopted by the Board effective March 20, 2001. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

  2.
  ADMINISTRATION.

        2.1   Committee Composition.

    The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

        2.2   Committee Responsibilities.

    The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

        2.3   Committee for Non-Officer Grants.

    The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

  3.
  SHARES AVAILABLE FOR GRANTS.

        3.1   Basic Limitation.

    Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the

Plan shall not exceed (a) 1,000,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 11.

        3.2   Annual Increase in Shares.

    As of January 1 of each year, commencing with the year 2001, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 1.0% of the total number of Common Shares then outstanding or (b) 200,000.

        3.3   Additional Shares.

    If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

        3.4   Dividend Equivalents.

    Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

  4.
  ELIGIBILITY.

        4.1   Incentive Stock Options.

    Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

        4.2   Other Grants.

    Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

  5.
  OPTIONS.

        5.1   Stock Option Agreement.

    A Stock Option Agreement between the Optionee and the Company shall evidence each grant of an Option under the Plan. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

        5.2   Number of Shares.

    Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 100,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 25,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

        5.3   Exercise Price.

    Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

        5.4   Exercisability and Term.

    Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

        5.5   Effect of Change in Control.

    The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

          (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

          (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        5.6   Modification or Assumption of Options.

    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

        5.7   Buyout Provisions.

    The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

  6.
  PAYMENT FOR OPTION SHARES.

        6.1   General Rule.

    The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

        6.2   Surrender of Stock.

    To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

        6.3   Exercise/Sale.

    To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

        6.4   Exercise/Pledge.

    To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

        6.5   Promissory Note.

    To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

        6.6   Other Forms of Payment.

    To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

  7.
  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

        7.1   Initial Grants.

    Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an NSO covering 10,000 Common Shares (subject to adjustment under Article 11). Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable immediately on the date of grant.

        7.2   Annual Grants.

    Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2001 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 5,000 Common Shares (subject to adjustment under Article 11), except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant.

        7.3   Accelerated Exercisability.

    All NSOs granted to an Outside Director under this Article 7 shall also become exercisable in full in the event of:

          (a) The termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 65; or

          (b) A Change in Control with respect to the Company, except as provided in the next following sentence.

    If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        7.4   Exercise Price.

    The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

        7.5 Term.

    All NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 24 months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

        7.6 Affiliates of Outside Directors.

    The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

  8.
  STOCK APPRECIATION RIGHTS.

        8.1 SAR Agreement.

    Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        8.2 Number of Shares.

    Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 100,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not pertain to more than 25,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

        8.3 Exercise Price.

    Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        8.4 Exercisability and Term.

    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        8.5 Effect of Change in Control.

    The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        8.6 Exercise of SARs.

    Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

        8.7 Modification or Assumption of SARs.

    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

  9.
  RESTRICTED SHARES.

        9.1 Restricted Stock Agreement.

    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        9.2 Payment for Awards.

    Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

        9.3 Vesting Conditions.

    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        9.4 Voting and Dividend Rights.

    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

  10.
  STOCK UNITS.

        10.1   Stock Unit Agreement.

    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

        10.2   Payment for Awards.

    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        10.3   Vesting Conditions.

    Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

        10.4   Voting and Dividend Rights.

    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        10.5   Form and Time of Settlement of Stock Units.

    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

        10.6   Death of Recipient.

    Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        10.7   Creditors' Rights.

    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

  11.
  PROTECTION AGAINST DILUTION.

        11.1   Adjustments.

    In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

          (b) The limitations set forth in Sections 5.2 and 8.2;

          (c) The number of NSOs to be granted to Outside Directors under Article 7;

          (d) The number of Common Shares covered by each outstanding Option and SAR;

          (e) The Exercise Price under each outstanding Option and SAR; or

           (f) The number of Stock Units included in any prior Award that has not yet been settled.

    Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        11.2   Dissolution or Liquidation.

    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

        11.3   Reorganizations.

    In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (b) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (c) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (d) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (e) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

  12.
  DEFERRAL OF AWARDS.

        12.1   Powers of Committee.

    The Committee (in its sole discretion) may permit or require a Participant to:

          (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

          (b) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

          (c) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

        12.2   Interest or Other Forms of Investment Return.

    A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

  13.
  AWARDS UNDER OTHER PLANS.

    The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

  14.
  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

        14.1   Effective Date.

    No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

        14.2   Elections to Receive NSOs, Restricted Shares or Stock Units.

    An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

        14.3   Number and Terms of NSOs, Restricted Shares or Stock Units.

    The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

  15.
  LIMITATION ON RIGHTS.

        15.1   Retention Rights.

    Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

        15.2   Stockholders' Rights.

    A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

        15.3   Regulatory Requirements.

    Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

  16.
  WITHHOLDING TAXES.

        16.1   General.

    To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

        16.2   Share Withholding.

    The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

  17.
  FUTURE OF THE PLAN.

        17.1   Term of the Plan.

    The Plan, as set forth herein, shall become effective on March 20, 2001. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

        17.2   Amendment or Termination.

    The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

  18.
  LIMITATION ON PARACHUTE PAYMENTS.

        18.1   Scope of Limitation.

    This Article 18 shall apply to an Award only if:

          (a) The independent auditors most recently selected by the Board (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 18 than it was before the application of this Article 18; or

          (b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 18 (regardless of the after-tax value of such Award to the Participant).

    If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

        18.2   Basic Rule.

    In the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

        18.3   Reduction of Payments.

    If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

        18.4   Overpayments and Underpayments.

    As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

        18.5   Related Corporations.

    For purposes of this Article 18, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

  19.
  DEFINITIONS.

        19.1   "Affiliate"

    "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

        19.2   "Award"

    "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

        19.3   "Board"

    "Board" means the Company's Board of Directors, as constituted from time to time.

        19.4   "Change in Control"

    "Change in Control" shall mean:

          (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

          (c) A change in the composition of the Board, as a result of which fewer than 5.0% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

          (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least  % of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

    A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        19.5   "Code"

    "Code" means the Internal Revenue Code of 1986, as amended.

        19.6   "Committee"

    "Committee" means a committee of the Board, as described in Article 2.

        19.7   "Common Share"

    "Common Share" means one share of the common stock of the Company.

        19.8   "Company"

    "Company" means ADVANCED BUSINESS SCIENCES, INC., a Delaware corporation.

        19.9   "Consultant"

    "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

        19.10  "Employee"

    "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

        19.11  "Exchange Act"

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        19.12  "Exercise Price"

    "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        19.13  "Fair Market Value"

    "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

        19.14  "ISO"

    "ISO" means an incentive stock option described in Section 422(b) of the Code.

        19.15  "NSO"

    "NSO" means a stock option not described in sections 422 or 423 of the Code.

        19.16  "Option"

    "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

        19.17  "Optionee"

    "Optionee" means an individual or estate that holds an Option or SAR.

        19.18  "Outside Director"

    "Outstide Director" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

        19.19  "Parent"

    "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        19.20  "Participant"

    "Participant" means an individual or estate that holds an Award.

        19.21  "Plan"

    "Plan" means this ADVANCED BUSINESS SCIENCES, INC. 2001 OMNIBUS EQUITY INCENTIVE PLAN, as amended from time to time.

        19.22  "Restricted Share"

    "Restricted Share" means a Common Share awarded under the Plan.

        19.23  "Restricted Stock Agreement"

    "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

        19.24  "SAR"

    "SAR" means a stock appreciation right granted under the Plan.

        19.25  "SAR Agreement"

    "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

        19.26  "Stock Option Agreement"

    "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

        19.27  "Stock Unit"

    "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        19.28  "Stock Unit Agreement"

    "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

        19.29  "Subsidiary"

    "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

  20.
  EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

ADVANCED BUSINESS SCIENCES, INC.
By:	/s/ JAMES E. STARK

Title:	Vice President & Secretary

ADVANCED BUSINESS SCIENCES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders to be held on         , 2001
at    Central Daylight Time for Holders as of

  The undersigned, having received the Notice of Annual Meeting of Stockholders of Advanced Business Sciences, Inc. (the "Company") hereby appoint(s) Michael May and Roger Kanne, and each of them, proxies of the undersigned (with full power of substitution) to attend the above Annual Meeting and all adjournments thereof (the "Annual Meeting") and there to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, including:

(1)	To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "iSecureTrac Corp."
/ / FOR / / AGAINST / / ABSTAIN
(2)	To approve an amendment to the Company's Certificate of Incorporation to eliminate the classification of the board of directors into three different classes.
/ / FOR / / AGAINST / / ABSTAIN
(3)	To approve an amendment to the Company's Certificate of Incorporation eliminating anti-takeover provisions, including the super-majority voting requirement to amend certain provisions of the Certificate.
/ / FOR / / AGAINST / / ABSTAIN
(4)	The Board of Directors recommends a vote FOR the election of Robert Badding, Roger Kanne, Dennis Anderson, John Gaukel, Ron Muhlbauer, Mary Collison, Martin Halbur and Michael May as Directors of the Company.
/ /	FOR ALL NOMINEES
/ /	WITHHOLD ALL NOMINEES
/ /	WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):

(5)	To approve the 2001 Omnibus Equity Incentive Plan.
/ / FOR / / AGAINST / / ABSTAIN
(6)	To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for 2001.
/ / FOR / / AGAINST / / ABSTAIN
(7)	In their discretion upon the transaction of such other business as may properly come before the Annual Meeting.

  The undersigned hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Stockholders and ratifies all that the said proxies may do by virtue hereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5 AND 6 AND THE AUTHORITY PROVIDED IN ITEM 7 WILL BE DEEMED GRANTED.

Dated	, 2001

Signature(s)
Please sign exactly as your name appears on your stock certificate(s). If signing in any fiduciary or representative capacity, give full title as such.

(PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.)

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ANNUAL MEETING OF STOCKHOLDERS FRIDAY, JUNE 15, 2001
PROXY STATEMENT
GENERAL INFORMATION ABOUT THE MEETING
INFORMATION ABOUT ADVANCED BUSINESS SCIENCES, INC. STOCK OWNERSHIP
PROPOSAL NO. 1 Amendment to Certificate of Incorporation Changing the Name of Company
PROPOSAL NO. 2 Amendment to Certificate of Incorporation Eliminating Classified Board of Directors
PROPOSAL NO. 3 Amendment to Certificate of Incorporation Eliminating Anti-Takeover Provisions
PROPOSAL NO. 4 Election of Directors
PROPOSAL NO. 5 Approval of 2001 Omnibus Equity Incentive Plan
PROPOSAL NO. 6 Appointment of Independent Accountants
STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN* AMONG ADVANCED BUSINESS SCIENCES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ TELECOMMUNICATIONS INDEX
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT
OTHER MATTERS
EXHIBIT A (Deletions to the Certificate are struck; Additions are underlined)
ARTICLE 1. NAME
EXHIBIT B (Deletions to the Certificate are struck; Additions are underlined)
ARTICLE 6. DIRECTORS
EXHIBIT C (Deletions to the Certificate are struck; Additions are underlined)
ARTICLE 8. BY-LAWS
ARTICLE 9. CERTAIN BUSINESS COMBINATIONS
ARTICLE 10. ANTI-GREENMAIL
ARTICLE 11. AMENDMENT OF ARTICLES OF INCORPORATION
ARTICLE 12. ARTICLE 9 INDEMNIFICATION
EXHIBIT D
ADVANCED BUSINESS SCIENCES, INC.
2001 OMNIBUS EQUITY INCENTIVE PLAN
TABLE OF CONTENTS
ADVANCED BUSINESS SCIENCES, INC. 2001 OMNIBUS EQUITY INCENTIVE PLAN